SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-5CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                  Countrywide Alternative Loan Trust 2004-5CB
                                Series 2004-5CB

On September 25, 2004, The Bank of New York, as Trustee for CWT, Countrywide Alternative Loan Trust 2004-5CB Series 2004-5CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Countrywide Alternative Loan Trust 2004-5CB Series 2004-5CB relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        78,241,647.74    6.000000%     1,481,245.89    391,208.24    1,872,454.12       0.00       0.00
                        2A1        64,155,653.75    5.000000%       558,794.95    267,315.22      826,110.18       0.00       0.00
                        3A1        45,048,028.32    5.250000%       590,945.03    197,085.12      788,030.16       0.00       0.00
                        PO            424,435.03    0.000000%         2,094.98          0.00        2,094.98       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.03            0.03       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,627,998.46    5.491420%         9,318.84     16,602.39       25,921.22       0.00       0.00
                        B1          1,554,461.52    5.491420%         3,992.77      7,113.50       11,106.27       0.00       0.00
                        B2            725,441.71    5.491420%         1,863.36      3,319.75        5,183.12       0.00       0.00
                        B3            725,441.71    5.491420%         1,863.36      3,319.75        5,183.12       0.00       0.00
                        B4            518,088.01    5.491420%         1,330.75      2,370.87        3,701.62       0.00       0.00
                        B5            311,143.47    5.491420%           799.20      1,423.85        2,223.05       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        195,332,339.71     -            2,652,249.14    889,758.73    3,542,007.87     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        76,760,401.86              0.00
                                2A1        63,596,858.79              0.00
                                3A1        44,457,083.28              0.00
                                PO            422,340.05              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,618,679.62              0.00
                                B1          1,550,468.75              0.00
                                B2            723,578.35              0.00
                                B3            723,578.35              0.00
                                B4            516,757.26              0.00
                                B5            310,344.27              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        192,680,090.57     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    78,241,647.74     6.000000% 12667FDB8    17.116315      4.520548    886.993319
                           2A1    64,155,653.75     5.000000% 12667FDC6     8.316762      3.978556    946.536766
                           3A1    45,048,028.32     5.250000% 12667FDD4    12.261957      4.089465    922.473014
                           PO        424,435.03     0.000000% 12667FDE2     4.805510      0.000000    968.770928
Residual                   AR              0.00     6.000000% 12667FDF9     0.000000      0.262442      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,627,998.46     5.491420% 12667FDG7     2.536221      4.518517    984.862320
                           B1      1,554,461.52     5.491420% 12667FDH5     2.536221      4.518517    984.862320
                           B2        725,441.71     5.491420% 12667FDJ1     2.536221      4.518517    984.862320
                           B3        725,441.71     5.491420% 12667FDX0     2.536221      4.518517    984.862320
                           B4        518,088.01     5.491420% 12667FDY8     2.536221      4.518517    984.862320
                           B5        311,143.47     5.491420% 12667FDZ5     2.536221      4.518517    984.862320
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     195,332,339.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        80,196,586.50    66,259,038.70    46,224,465.37
Loan count                    546              514              372
Avg loan rate           6.559879%        5.383824%        5.844816%
Prepay amount        1,403,523.25       314,587.99       424,733.32

                          Total
                          -----
Prin balance       192,680,090.57
Loan count                   1432
Avg loan rate                5.99
Prepay amount        2,142,844.56

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        15,288.35        13,882.58         9,372.76
Sub servicer fees       21,554.01         7,801.13        13,128.24
Trustee fees               612.61           501.22           351.16


Agg advances                  N/A              N/A              N/A
Adv this period         10,362.56         3,795.86         3,587.64

                          Total
                          -----
Master serv fees        38,543.69
Sub servicer fees       42,483.38
Trustee fees             1,464.99


Agg advances                  N/A
Adv this period         17,746.06

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              42,875.07        33,306.27        23,818.66
Fraud                1,800,034.32     1,398,305.21       999,984.47
Special Hazard       1,953,323.40             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                4,198,324.00
Special Hazard       1,953,323.40


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.188989%           100.000000%            187,869,764.83
   -----------------------------------------------------------------------------
   Junior            3.811011%             0.000000%              7,443,406.59
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          15                 1,812,218.40
60 to 89 days                           3                   487,831.37
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                18                 2,300,049.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,542,007.87          3,542,007.87
Principal remittance amount            2,652,249.14          2,652,249.14
Interest remittance amount               889,758.73            889,758.73